UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2019

Cyanotech Corporation

(Exact name of Registrant as specified in its charter)

Nevada	000-14602	91-1206026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73-4460 Queen Kaahumanu Highway, Suite #102 Kailua Kona, HI	96740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (808) 326-1353

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On April 12, 2019, Cyanotech Corporation (the “Company”) obtained an unsecured subordinated loan from Skywords Family Foundation, Inc. (“Skywords”) in the principal amount of $1,500,000 pursuant to a Promissory Note (the “Note”) executed by the Company in favor of Skywords.  Skywords is controlled by Michael Davis, the Company’s Chairman of the Board of Directors and largest stockholder.  The Note bears interest at a rate of 1% plus the prime rate (as published by the Wall Street Journal), which will be recalculated and payable on a quarterly basis.  The principal amount and any accrued and unpaid interest will be due and payable on April 12, 2021, unless accelerated in an event of default.  The Company may prepay the Note at any time without penalty. The proceeds of the Note will be used to pay down accounts payable and for general operating capital purposes.

The financing was undertaken to address a decrease in cash and cash equivalents due to decreased sales, resulting primarily from changes in purchasing and inventory practices among some of our major customers.  The Company continues to work with its customers to help determine purchasing requirements and inventory levels, and is considering alternatives to address resulting periodic changes in cash requirements.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed by the Company as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Description
10.1	Promissory Note, dated April 12, 2019, by and between Skywords Family Foundation, Inc. and Cyanotech Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 12, 2019

CYANOTECH CORPORATION

By: /s/ Brian Orlopp_________________________
Name:  Brian Orlopp
Title:  Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Promissory Note, dated April 12, 2019, by and between Skywords Family Foundation, Inc. and Cyanotech Corporation